            Neuberger&Berman                                    Neuberger&Berman
EQUITY TRUST                                                    EQUITY ASSETS

------------------------------
            No-Load Equity Funds
--------------------------------------------------------------------------------

Neuberger&Berman FOCUS TRUST         Neuberger&Berman MANHATTAN TRUST
Neuberger&Berman GENESIS TRUST       Neuberger&Berman PARTNERS TRUST
Neuberger&Berman GUARDIAN TRUST      Neuberger&Berman SOCIALLY RESPONSIVE TRUST

    YOU CAN BUY, OWN, AND SELL FUND SHARES ONLY THROUGH AN ACCOUNT WITH AN ADMINISTRATOR, BROKER-DEALER, OR OTHER INSTITUTION THAT PROVIDES ACCOUNTING, RECORDKEEPING, AND OTHER SERVICES TO INVESTORS AND THAT HAS AN ADMINISTRATIVE SERVICES AGREEMENT WITH NEUBERGER&BERMAN MANAGEMENT INCORPORATED(R) (EACH AN "INSTITUTION").
--------------------------------------------------------------------------------
    Each of the above-named funds (a "Fund") invests all of its net investable assets in its corresponding portfolio (a "Portfolio") of Equity Managers Trust ("Managers Trust"), an open-end management investment company managed by Neuberger&Berman Management Incorporated ("N&B Management"). Each Portfolio invests in securities in accordance with an investment objective, policies, and limitations identical to those of its corresponding Fund. The investment performance of each Fund directly corresponds with the investment performance of its corresponding Portfolio. This "master/feeder fund" structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. For more information on this structure that you should consider, see "Summary" on page 3, and "Information Regarding Organization, Capitalization, and Other Matters" on page 40.
    Please read this Prospectus before investing in any of the Funds and keep it for future reference. It contains information about the Funds that a prospective investor should know before investing. A Statement of Additional Information ("SAI") about the Funds and Portfolios, dated December 15, 1997, is on file with the Securities and Exchange Commission ("SEC"). The SAI is incorporated herein by reference (so it is legally considered a part of this Prospectus). You can obtain a free copy of the SAI by calling N&B Management at 800-877-9700.

          PROSPECTUS DATED DECEMBER 15, 1997, AS AMENDED MAY 14, 1998

    MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

     SUMMARY                    3
The Funds and Portfolios;
 Risk Factors                   3
Management                      5
The Neuberger&Berman
 Investment Approach            5
     EXPENSE INFORMATION        7
Shareholder Transaction
 Expenses for Each Fund         7
Annual Fund Operating
 Expenses                       7
Example                         8
     FINANCIAL HIGHLIGHTS       9
Selected Per Share Data and
 Ratios                         9
Focus Trust                    10
Genesis Trust                  11
Guardian Trust                 12
Manhattan Trust                13
Partners Trust                 14
Socially Responsive Trust      15
     INVESTMENT PROGRAMS       19
Focus Portfolio                19
Genesis Portfolio              20
Guardian Portfolio             21
Manhattan Portfolio            21
Partners Portfolio             22
Socially Responsive
 Portfolio                     22
Special Considerations of
 Small-and Mid-Cap Company
 Stocks                        25
Short-Term Trading;
 Portfolio Turnover            25
Borrowings                     25
Other Investments              26

     PERFORMANCE INFORMATION   27
Total Return Information       29
     SHAREHOLDER SERVICES      30
How to Buy Shares              30
How to Sell Shares             31
Exchanging Shares              31

     SHARE PRICES AND NET
     ASSET VALUE               32

     DIVIDENDS, OTHER
     DISTRIBUTIONS, AND
     TAXES                     33
Distribution Options           33
Taxes                          33

     MANAGEMENT AND
     ADMINISTRATION            35
Trustees and Officers          35
Investment Manager,
 Administrator, Distributor,
 and Sub-Adviser               35
Expenses                       37
Transfer Agent                 39

     INFORMATION REGARDING
     ORGANIZATION,
     CAPITALIZATION, AND
     OTHER MATTERS             40
The Funds                      40
The Portfolios                 41

     DESCRIPTION OF
     INVESTMENTS               43

     USE OF JOINT PROSPECTUS
     AND STATEMENT OF
     ADDITIONAL INFORMATION    46

     DIRECTORY                 47

     FUNDS ELIGIBLE FOR
     EXCHANGE                  48

SUMMARY

-----------------------------------------------------
            The Funds and Portfolios; Risk Factors
--------------------------------------------------------------------------------
    Each Fund is a series of Neuberger&Berman Equity Trust(R) ("N&B Equity Trust"), with the exception of Neuberger&Berman SOCIALLY RESPONSIVE Trust, which is a series of Neuberger&Berman Equity AssetsSM ("N&B Equity Assets") (N&B Equity Trust and N&B Equity Assets are referred to below individually as a "Trust" and collectively as the "Trusts"). Each Fund invests in its corresponding Portfolio which, in turn, invests in securities in accordance with an investment objective, policies, and limitations that are identical to those of the Fund. This is sometimes called a master/feeder fund structure, because each Fund "feeds" shareholders' investments into its corresponding Portfolio, a "master" fund. The structure looks like this:
                                  SHAREHOLDERS

                                            BUY SHARES IN
                                       -
                                       .
                                     FUNDS

                                            INVEST IN
                                       -
                                       .
                                   PORTFOLIOS

                                            INVEST IN
                                       -
                                       .
                           STOCKS & OTHER SECURITIES

    The trustees who oversee the Funds believe that this structure may benefit shareholders; investment in a Portfolio by investors in addition to a Fund may enable the Portfolio to achieve economies of scale that could reduce expenses. For more information about the organization of the Funds and the Portfolios, including certain features of the master/feeder fund structure, see "Information Regarding Organization, Capitalization, and Other Matters" on page 40. An investment in any Fund involves certain risks, depending upon the types of investments made by its corresponding Portfolio. For more details about each Portfolio, its investments and their risks, see "Investment Programs" on page 19 and "Description of Investments" on page 43.

    The following table is a summary highlighting features of the Funds and their corresponding Portfolios. You may want to invest in a variety of Funds to fit your particular investment needs. Of course, there can be no assurance that a Fund will meet its investment objective.


NEUBERGER&BERMAN      INVESTMENT               PORTFOLIO
EQUITY TRUSTS         STYLE                    CHARACTERISTICS
---------------------------------------------------------------------------
GUARDIAN TRUST        Broadly diversified,     A growth and income fund
                      large-cap value fund.    that invests primarily in
                                               stocks of established, high-
                                               quality companies that are
                                               not well followed on Wall
                                               Street or are temporarily
                                               out of favor.
FOCUS TRUST           Large-cap value fund,    Invests principally in
                      more concentrated        common stocks selected from
                      portfolio than           13 multi-industry sectors of
                      Guardian.                the economy. To maximize
                                               potential return, the
                                               Portfolio normally makes at
                                               least 90% of its investments
                                               in not more than six sectors
                                               believed by the portfolio
                                               managers to be undervalued.
GENESIS TRUST         Broadly diversified,     Invests primarily in stocks
(CLOSED TO MOST NEW   small- cap value fund.   of companies with small
INVESTORS.                                     market capitalizations (up
FOR MORE                                       to $1.5 billion at the time
INFORMATION, SEE                               of the Portfolio's
PAGE 30).                                      investment). Portfolio
                                               managers seek to buy the
                                               stocks of strong companies
                                               with a history of solid
                                               performance and a proven
                                               management team, which are
                                               selling at attractive
                                               prices.
MANHATTAN TRUST       Broadly diversified,     Invests in securities
                      medium-cap growth fund.  believed to have the maximum
                                               potential for long-term
                                               capital appreciation.
                                               Portfolio managers seek
                                               stocks of companies that are
                                               projected to grow at
                                               above-average rates and that
                                               appear to the managers
                                               poised for a period of
                                               accelerated earnings.


NEUBERGER&BERMAN      INVESTMENT               PORTFOLIO
EQUITY TRUSTS         STYLE                    CHARACTERISTICS
---------------------------------------------------------------------------
PARTNERS TRUST        Broadly diversified,     Seeks capital growth through
                      medium-to large-cap      an approach that is intended
                      value fund.              to increase capital with
                                               reasonable risk. Portfolio
                                               managers look at
                                               fundamentals, focusing
                                               particularly on cash flow,
                                               return on capital, and asset
                                               values.
SOCIALLY RESPONSIVE   Broadly diversified,     Seeks long-term capital
TRUST                 medium- to large-cap     appreciation by investing in
                      value fund.              common stocks of companies
                                               that meet both financial and
                                               social criteria.

-------------------
            Management
--------------------------------------------------------------------------------
    N&B Management, with the assistance of Neuberger&Berman, LLC ("Neuberger&Berman") as sub-adviser, selects investments for the Portfolios. N&B Management also provides administrative services to the Portfolios and the Funds and acts as distributor of Fund shares. See "Management and Administration" on page 35. If you want to know how to buy and sell shares of the Funds or exchange them for shares of other Neuberger&Berman Funds(R) made available through an Institution, see "Shareholder Services -- How to Buy Shares" on page 30, "Shareholder Services -- How to Sell Shares" on page 31, "Shareholder
Services -- Exchanging Shares" on page 31, and the policies of the Institution through which you are purchasing shares.

--------------------------------------------------------------
            The Neuberger&Berman Investment Approach
--------------------------------------------------------------------------------
    While each Portfolio has its own investment objective, policies, and limitations, each Portfolio is managed using one of two basic investment approaches -- value or growth.
    A value-oriented portfolio manager buys stocks that are selling for a price that is lower than what the manager believes they are worth. These include stocks that are currently under-researched or are temporarily out of favor on Wall Street.
    Portfolio managers identify value stocks in several ways. One of the most common identifiers is a low price-to-earnings ratio -- that is, stocks selling at multiples of earnings per share that are lower than that of the market as a whole. Other criteria are high dividend yield, a strong balance sheet and financial position, a recent company restructuring with the potential to realize hidden values, strong management, and low price-to-book value (net value of the company's assets). A value-oriented manager believes that, over time, securities that are undervalued are more likely to appreciate in price and be subject to less risk of price decline than securities whose market prices have already reached their perceived economic values. This approach also contemplates selling portfolio securities when N&B Management believes they have reached their potential.
    While a value approach concentrates on securities that are undervalued in relation to their fundamental economic values, a growth approach seeks stocks of companies that N&B Management projects will grow at above-average rates and faster than others expect. While a growth portfolio manager may be willing to pay a higher multiple of earnings per share than a value manager, the multiple tends to be reasonable relative to the manager's expectation of the company's earnings growth rate.
    In general, Neuberger&Berman FOCUS, Neuberger&Berman GENESIS, Neuberger&Berman GUARDIAN, Neuberger&Berman PARTNERS and Neuberger& Berman SOCIALLY RESPONSIVE Portfolios adhere to a value-oriented investment approach. Neuberger&Berman MANHATTAN Portfolio adheres to a growth-oriented investment approach. Neuberger&Berman MANHATTAN Portfolio is therefore willing to invest in securities with prices that are higher multiples of earnings than securities likely to be purchased by the other Portfolios, but generally buys companies that are projected by N&B Management to have higher earnings growth rates.

EXPENSE INFORMATION

    This section gives you certain information about the expenses of each Fund and its corresponding Portfolio. See "Performance Information" for important facts about the investment performance of each Fund, after taking expenses into account.

-------------------------------------------------------------------
            Shareholder Transaction Expenses for Each Fund
--------------------------------------------------------------------------------
    As shown by this table, the Funds impose no transaction charges when you buy or sell Fund shares.

Sales Charge Imposed on Purchases                     NONE
Sales Charge Imposed on Reinvested Dividends          NONE
Deferred Sales Charges                                NONE
Redemption Fees                                       NONE
Exchange Fees                                         NONE

----------------------------------------------------
           Annual Fund Operating Expenses
            (as a percentage of average daily net assets)
--------------------------------------------------------------------------------
    The following table shows annual operating expenses for each Fund which are paid out of the assets of the Fund and which include the Fund's pro rata portion of the operating expenses of its corresponding Portfolio ("Total Operating Expenses"). "Total Operating Expenses" exclude interest, taxes, brokerage commissions, and extraordinary expenses.
    Each Fund pays N&B Management an administration fee based on the Fund's average daily net assets. Each Portfolio pays N&B Management a management fee based on the Portfolio's average daily net assets; a pro rata portion of this fee is borne indirectly by the corresponding Fund. "Management and Administration Fees" in the following table (except with respect to Neuberger&Berman GENESIS Trust) are based upon administration fees incurred by each Fund and management fees incurred by its corresponding Portfolio during the past fiscal year. Management and Administration Fees for Neuberger&Berman GENESIS Trust have been restated based on current fee rates. For more information, see "Management and Administration" and the SAI.
    The Funds and Portfolios incur other expenses for things such as accounting and legal fees, transfer agency fees, custodial fees, printing and furnishing shareholder statements and Fund reports and compensating trustees who are not affiliated with N&B Management ("Other Expenses"). Other Expenses in the following table (except with respect to Neuberger&Berman SOCIALLY RESPONSIVE Trust) are based on each Fund's and Portfolio's expenses for the past fiscal year. Other Expenses for Neuberger&Berman SOCIALLY RESPONSIVE Trust are estimated amounts for the current fiscal year and assume average net assets of $25,000,000. All expenses are factored into the Funds' share prices and dividends and are not charged directly to Fund shareholders.

     NEUBERGER& BERMAN          MANAGEMENT AND      12B-1     OTHER     TOTAL OPERATING
       EQUITY TRUSTS          ADMINISTRATION FEES    FEES    EXPENSES      EXPENSES
---------------------------------------------------------------------------------------
FOCUS TRUST                          0.90%           None     0.06%*         0.96%*
GENESIS TRUST                        1.21%           None     0.14%           1.35%
GUARDIAN TRUST                       0.84%           None     0.04%          0.88%
MANHATTAN TRUST                      0.93%           None     0.15%*         1.08%*
PARTNERS TRUST                       0.86%           None     0.05%*         0.91%*
SOCIALLY RESPONSIVE TRUST            0.95%           None     0.35%*         1.30%*

*Reflects N&B Management's expense reimbursement undertaking described below.

    As set forth in "Expenses" on page 37, N&B Management has voluntarily undertaken to reimburse each Fund if its Total Operating Expenses exceed certain limits. Absent the reimbursement, Other Expenses would be 0.16%, 0.30%, 0.08% and 0.48% per annum and Total Operating Expenses would be 1.06%, 1.23%, 0.94% and 1.43% per annum of the average daily net assets of Neuberger&Berman FOCUS Trust, Neuberger&Berman MANHATTAN Trust, Neuberger&Berman PARTNERS Trust and Neuberger&Berman SOCIALLY RESPONSIVE Trust, respectively.
    For more information, see "Expenses" on page 37.

-------------
            Example
--------------------------------------------------------------------------------
    To illustrate the effect of Total Operating Expenses, let's assume that each Fund's annual return is 5% and that it had Total Operating Expenses described in the table above. For every $1,000 you invested in each Fund, you would have paid the following amounts of total expenses if you closed your account at the end of each of the following time periods:

           NEUBERGER& BERMAN
             EQUITY TRUSTS                1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------------
FOCUS TRUST                                 $10       $31        $53        $118
GENESIS TRUST                               $14       $43        $74        $162
GUARDIAN TRUST                              $ 9       $28        $49        $108
MANHATTAN TRUST                             $11       $34        $60        $132
PARTNERS TRUST                              $ 9       $29        $50        $112
SOCIALLY RESPONSIVE TRUST                   $13       $41        N/A         N/A

    The assumption in this example of a 5% annual return is required by regulations of the SEC applicable to all mutual funds. THE INFORMATION IN THE PREVIOUS TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN; ACTUAL EXPENSES OR RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN, AND MAY CHANGE IF EXPENSE REIMBURSEMENTS CHANGE.

FINANCIAL HIGHLIGHTS

--------------------------------------------------
            Selected Per Share Data and Ratios
--------------------------------------------------------------------------------
    The financial information in the following tables is for each Fund as of August 31, 1997 and prior periods. This information has been audited by the Funds' respective independent auditors/accountants. You may obtain, at no cost, further information about the performance of the Funds in their annual report to shareholders. The auditors'/accountants' reports are incorporated in the SAI by reference to the annual report. Please call 800-877-9700 for a free copy of the annual report and for up-to-date information. Also, see "Performance Information."

FINANCIAL HIGHLIGHTS
Neuberger&Berman

-------------------
            Focus Trust(1)
--------------------------------------------------------------------------------
    The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                                                  Period from
                                                                                                               August 30, 1993(2)
                                                                        Year Ended August 31,                    to August 31,
                                                            1997          1996          1995          1994            1993
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                         $14.83        $14.41        $11.36        $10.03         $ 10.00
                                                          ---------------------------------------------------------------
Income From Investment Operations
  Net Investment Income                                       .01           .06           .05           .05              --
  Net Gains or Losses on Securities (both realized
    and unrealized)                                          6.49           .46          3.05          1.31             .03
                                                          ---------------------------------------------------------------
      Total From Investment Operations                       6.50           .52          3.10          1.36             .03
                                                          ---------------------------------------------------------------
Less Distributions
  Dividends (from net investment income)                     (.06)         (.02)         (.05)         (.02)             --
  Distributions (from net capital gains)                       --          (.08)           --          (.01)             --
                                                          ---------------------------------------------------------------
      Total Distributions                                    (.06)         (.10)         (.05)         (.03)             --
                                                          ---------------------------------------------------------------
Net Asset Value, End of Year                               $21.27        $14.83        $14.41        $11.36         $ 10.03
                                                          ---------------------------------------------------------------
Total Return(3)                                            +43.93%        +3.62%       +27.44%       +13.58%          +0.30%(4)
                                                          ---------------------------------------------------------------
Ratios/Supplemental Data
  Net Assets, End of Year (in millions)                    $160.9        $ 55.6        $ 14.5        $  1.6         $    --
                                                          ---------------------------------------------------------------
  Ratio of Gross Expenses to Average Net Assets(5)            .96%          .99%           --            --              --
                                                          ---------------------------------------------------------------
  Ratio of Net Expenses to Average Net Assets(6)              .96%          .99%          .96%          .85%            .92%(7)
                                                          ---------------------------------------------------------------
  Ratio of Net Investment Income to Average Net
    Assets(6)                                                 .11%          .63%          .67%          .92%            .05%(7)
                                                          ---------------------------------------------------------------

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS
Neuberger&Berman

-------------------
            Genesis Trust
--------------------------------------------------------------------------------
    The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                                                  Period from
                                                                                                               August 26, 1993(2)
                                                                        Year Ended August 31,                    to August 31,
                                                            1997          1996          1995          1994            1993
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                         $14.99        $12.65        $10.59        $10.05          $10.00
                                                          ---------------------------------------------------------------
Income From Investment Operations
  Net Investment Loss                                        (.01)         (.02)         (.01)         (.01)             --
  Net Gains or Losses on Securities (both realized
    and unrealized)                                          6.61          2.68          2.08           .56             .05
                                                          ---------------------------------------------------------------
      Total From Investment Operations                       6.60          2.66          2.07           .55             .05
                                                          ---------------------------------------------------------------
Less Distributions
  Distributions (from net capital gains)                     (.14)         (.32)         (.01)         (.01)             --
                                                          ---------------------------------------------------------------
Net Asset Value, End of Year                               $21.45        $14.99        $12.65        $10.59          $10.05
                                                          ---------------------------------------------------------------
Total Return(3)                                            +44.31%       +21.44%       +19.51%        +5.47%          +0.50%(4)
                                                          ---------------------------------------------------------------
Ratios/Supplemental Data
  Net Assets, End of Year (in millions)                    $382.7        $ 65.2        $ 30.6        $  3.1          $   --
                                                          ---------------------------------------------------------------
  Ratio of Gross Expenses to Average Net Assets(5)           1.26%         1.38%           --            --              --
                                                          ---------------------------------------------------------------
  Ratio of Net Expenses to Average Net Assets(6)             1.25%         1.38%         1.42%         1.36%           1.51%(7)
                                                          ---------------------------------------------------------------
  Ratio of Net Investment Loss to Average Net
    Assets(6)                                                (.16%)        (.27%)        (.24%)        (.21%)          (.44%)(7)
                                                          ---------------------------------------------------------------

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS
Neuberger&Berman

---------------------
            Guardian Trust
--------------------------------------------------------------------------------
    The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                                                   Period from
                                                                                                                August 3, 1993(2)
                                                                         Year Ended August 31,                    to August 31,
                                                             1997          1996          1995          1994           1993
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                         $  14.24      $  13.83       $11.27        $10.27         $10.00
                                                           ------------------------------------------------------------------
Income From Investment Operations
  Net Investment Income                                         .08           .16          .13           .09             --
  Net Gains or Losses on Securities (both realized
    and unrealized)                                            5.48           .55         2.55           .99            .27
                                                           ------------------------------------------------------------------
      Total From Investment Operations                         5.56           .71         2.68          1.08            .27
                                                           ------------------------------------------------------------------
Less Distributions
  Dividends (from net investment income)                       (.10)         (.14)        (.12)         (.07)            --
  Distributions (from net capital gains)                       (.23)         (.16)          --          (.01)            --
                                                           ------------------------------------------------------------------
      Total Distributions                                      (.33)         (.30)        (.12)         (.08)            --
                                                           ------------------------------------------------------------------
Net Asset Value, End of Year                               $  19.47      $  14.24       $13.83        $11.27         $10.27
                                                           ------------------------------------------------------------------
Total Return(3)                                              +39.56%        +5.19%      +24.01%       +10.57%         +2.70%(4)
                                                           ------------------------------------------------------------------
Ratios/Supplemental Data
  Net Assets, End of Year (in millions)                    $2,269.8      $1,340.1       $683.1        $ 75.8         $   --
                                                           ------------------------------------------------------------------
  Ratio of Gross Expenses to Average Net Assets(5)              .88%          .92%          --            --             --
                                                           ------------------------------------------------------------------
  Ratio of Net Expenses to Average Net Assets                   .88%          .92%(6)      .90%(6)       .80%(6)         .81%(6)(7)
                                                           ------------------------------------------------------------------
  Ratio of Net Investment Income to Average Net
    Assets                                                      .47%         1.26%(6)     1.35%(6)      1.50%(6)        1.00%(6)(7)
                                                           ------------------------------------------------------------------

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS
Neuberger&Berman

-----------------------
            Manhattan Trust
--------------------------------------------------------------------------------
    The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                                                  Period from
                                                                                                               August 30, 1993(2)
                                                                        Year Ended August 31,                    to August 31,
                                                            1997          1996          1995          1994            1993
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                        $ 12.18        $12.99        $10.37        $10.01          $10.00
                                                          ----------------------------------------------------------------
Income From Investment Operations
  Net Investment Income (Loss)                               (.04)         (.04)           --           .01              --
  Net Gains or Losses on Securities (both realized
    and unrealized)                                          4.55          (.34)         2.67           .36             .01
                                                          ----------------------------------------------------------------
      Total From Investment Operations                       4.51          (.38)         2.67           .37             .01
                                                          ----------------------------------------------------------------
Less Distributions
  Dividends (from net investment income)                       --            --          (.01)         (.01)             --
  Distributions (from net capital gains)                     (.92)         (.43)         (.04)           --              --
                                                          ----------------------------------------------------------------
      Total Distributions                                    (.92)         (.43)         (.05)         (.01)             --
                                                          ----------------------------------------------------------------
Net Asset Value, End of Year                              $ 15.77        $12.18        $12.99        $10.37          $10.01
                                                          ----------------------------------------------------------------
Total Return(3)                                            +38.84%        -2.98%       +25.90%        +3.70%          +0.10%(4)
                                                          ----------------------------------------------------------------
Ratios/Supplemental Data
  Net Assets, End of Year (in millions)                   $  51.1        $ 48.2        $ 35.6        $ 12.1          $   --
                                                          ----------------------------------------------------------------
  Ratio of Gross Expenses to Average Net Assets(5)           1.09%         1.08%           --            --              --
                                                          ----------------------------------------------------------------
  Ratio of Net Expenses to Average Net Assets(6)             1.09%         1.08%         1.06%          .96%           1.04%(7)
                                                          ----------------------------------------------------------------
  Ratio of Net Investment Income (Loss) to Average
    Net Assets(6)                                            (.30%)        (.38%)        (.03%)         .16%           5.48%(7)
                                                          ----------------------------------------------------------------

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS
Neuberger&Berman

--------------------
            Partners Trust
--------------------------------------------------------------------------------
    The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                                                  Period from
                                                                                                               August 30, 1993(2)
                                                                        Year Ended August 31,                    to August 31,
                                                            1997          1996          1995          1994            1993
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                         $13.39        $12.68        $10.54        $10.01          $10.00
                                                          ---------------------------------------------------------------
Income From Investment Operations
  Net Investment Income                                       .07           .08           .05           .03              --
  Net Gains or Losses on Securities (both realized
    and unrealized)                                          6.06          1.59          2.19           .53             .01
                                                          ---------------------------------------------------------------
      Total From Investment Operations                       6.13          1.67          2.24           .56             .01
                                                          ---------------------------------------------------------------
Less Distributions
  Dividends (from net investment income)                     (.08)         (.07)         (.02)         (.01)             --
  Distributions (from net capital gains)                     (.64)         (.89)         (.08)         (.02)             --
                                                          ---------------------------------------------------------------
      Total Distributions                                    (.72)         (.96)         (.10)         (.03)             --
                                                          ---------------------------------------------------------------
Net Asset Value, End of Year                               $18.80        $13.39        $12.68        $10.54          $10.01
                                                          ---------------------------------------------------------------
Total Return(3)                                            +47.11%       +13.76%       +21.52%        +5.61%          +0.10%(4)
                                                          ---------------------------------------------------------------
Ratios/Supplemental Data
  Net Assets, End of Year (in millions)                    $470.6        $128.5        $ 61.3        $  4.7          $   --
                                                          ---------------------------------------------------------------
  Ratio of Gross Expenses to Average Net Assets(5)            .91%          .94%           --            --              --
                                                          ---------------------------------------------------------------
  Ratio of Net Expenses to Average Net Assets(6)              .91%          .94%          .92%          .81%            .84%(7)
                                                          ---------------------------------------------------------------
  Ratio of Net Investment Income to Average Net
    Assets(6)                                                 .64%          .84%          .81%          .47%           2.65%(7)
                                                          ---------------------------------------------------------------

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS
Neuberger&Berman

----------------------------------
            Socially Responsive Trust
--------------------------------------------------------------------------------
    The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                Period from
                                                              March 3, 1997(2)
                                                               to August 31,
                                                                    1997
------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $10.00
                                                                  -------
Income From Investment Operations
  Net Investment Income                                                --
  Net Gains or Losses on Securities (both realized and
    unrealized)                                                      1.43
                                                                  -------
      Total From Investment Operations                               1.43
                                                                  -------
Net Asset Value, End of Period                                     $11.43
                                                                  -------
Total Return(3)(4)                                                 +14.30%
                                                                  -------
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)                          $  7.7
                                                                  -------
  Ratio of Gross Expenses to Average Net Assets(5)(7)                1.58%
                                                                  -------
  Ratio of Net Expenses to Average Net Assets(7)(8)                  1.58%
                                                                  -------
  Ratio of Net Investment Income to Average Net Assets(7)(8)          .06%
                                                                  -------

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS

1)Prior to January 1, 1995, the name of Neuberger&Berman FOCUS Trust was Neuberger&Berman Selected Sectors Trust.
2)The date investment operations commenced.
3)Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if N&B Management had not reimbursed certain expenses. In addition, for Neuberger&Berman GENESIS Trust, total return would have been lower if N&B Management had not waived a portion of the management fee.
4)Not annualized.
5)For fiscal periods ending after September 1, 1995, the Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. These ratios reflect the reimbursement of certain expenses and/or the waiver of a portion of the management fee.
6)After reimbursement of expenses by N&B Management. Had N&B Management not undertaken such action, the annualized ratios of net expenses and net investment income (loss) to average daily net assets would have been:

                                                                              Period from
                                                                            August 30, 1993
          Neuberger& Berman                   Year Ended August 31,          to August 31,
             FOCUS TRUST                 1997     1996     1995     1994         1993
-------------------------------------------------------------------------------------------
Net Expenses                             1.06%    1.27%    2.50%    2.50%        2.50%
                                        ----------------------------------------------
Net Investment Income (Loss)              .01%     .35%    (.87%)   (.73%)      (1.53%)
                                        ----------------------------------------------

                                                                             Period from
                                                                           August 3, 1993
              Neuberger& Berman                  Year Ended August 31,      to August 31,
                GUARDIAN TRUST                   1996     1995     1994         1993
------------------------------------------------------------------------------------------
Net Expenses                                      .92%     .96%    1.52%        2.50%
                                                --------------------------------------
Net Investment Income (Loss)                     1.26%    1.29%     .78%        (.69%)
                                                --------------------------------------

                                                                              Period from
                                                                            August 30, 1993
          Neuberger& Berman                   Year Ended August 31,          to August 31,
           MANHATTAN TRUST               1997     1996     1995     1994         1993
-------------------------------------------------------------------------------------------
Net Expenses                             1.23%    1.25%    1.46%    2.50%        2.50%
                                        ----------------------------------------------
Net Investment Income (Loss)             (.44%)   (.55%)   (.43%)  (1.38%)       4.02%
                                        ----------------------------------------------

                                                                              Period from
                                                                            August 30, 1993
          Neuberger& Berman                   Year Ended August 31,          to August 31,
            PARTNERS TRUST               1997     1996     1995     1994         1993
-------------------------------------------------------------------------------------------
Net Expenses                              .94%    1.06%    1.24%    2.50%        2.50%
                                        ----------------------------------------------
Net Investment Income (Loss)              .61%     .72%     .49%   (1.22%)        .99%
                                        ----------------------------------------------

        After reimbursement of expenses by N&B Management and/or the waiver of a portion of the management fee borne directly by Neuberger&Berman GENESIS Portfolio. Had N&B Management not undertaken such action, the annualized ratios of net expenses and net investment income (loss) to average daily net assets would have been:

                                                                              Period from
                                                                            August 26, 1993
          Neuberger& Berman                   Year Ended August 31,          to August 31,
            GENESIS TRUST                1997     1996     1995     1994         1993
-------------------------------------------------------------------------------------------
Net Expenses                             1.35%    1.65%    1.78%    2.50%        2.50%
                                        ----------------------------------------------
Net Investment Loss                      (.26%)   (.54%)   (.60%)  (1.35%)      (1.43%)
                                        ----------------------------------------------

7)Annualized.
8)After reimbursement of expenses by N&B Management. Had N&B Management not undertaken such action, the annualized ratios of net expenses and net investment income to average daily net assets would have been higher and lower, respectively.
9)Because each Fund invests only in its corresponding Portfolio and that Portfolio (rather than the Fund) engages in securities transactions, no Fund calculates a portfolio turnover rate or pays any brokerage commissions. The portfolio turnover rates for each Portfolio were as follows:

                                                                            Period from
                                                                           August 2, 1993
                                                 Year Ended August 31,     to August 31,
                                               1997   1996   1995   1994        1993
      -----------------------------------------------------------------------------------
      Neuberger&Berman FOCUS Portfolio         63%    39%    36%    52%          4%
      Neuberger&Berman GENESIS Portfolio       18%    21%    37%    63%          3%
      Neuberger&Berman GUARDIAN Portfolio      50%    37%    26%    24%          3%
      Neuberger&Berman MANHATTAN Portfolio     89%    53%    44%    50%          3%
      Neuberger&Berman PARTNERS Portfolio      77%    96%    98%    75%          8%
      Neuberger&Berman SOCIALLY RESPONSIVE
      Portfolio                                51%    53%    58%    14%*        N/A

    * Period from March 14, 1994 (commencement of operations) to August 31,
      1994.

    The average commission rates paid by each Portfolio were as follows:

                                                                        Year Ended
                                                                        August 31,
                                                                     1997       1996
      --------------------------------------------------------------------------------
      Neuberger&Berman FOCUS Portfolio                              $0.0555    $0.0578
      Neuberger&Berman GENESIS Portfolio                            $0.0565    $0.0576
      Neuberger&Berman GUARDIAN Portfolio                           $0.0538    $0.0580
      Neuberger&Berman MANHATTAN Portfolio                          $0.0573    $0.0373
      Neuberger&Berman PARTNERS Portfolio                           $0.0522    $0.0494
      Neuberger&Berman SOCIALLY RESPONSIVE Portfolio                $0.0568    $0.0587

INVESTMENT PROGRAMS

    The investment policies and limitations of each Fund are identical to those of its corresponding Portfolio. Each Fund invests only in its corresponding Portfolio. Therefore, the following shows you the kinds of securities in which each Portfolio invests. For an explanation of some types of investments, see "Description of Investments" on page 43.
    Investment policies and limitations of the Funds and Portfolios are not fundamental unless otherwise specified in this Prospectus or the SAI. Fundamental policies may not be changed without shareholder approval. A non-fundamental policy or limitation may be changed by the trustees of the respective Trust or of Managers Trust without shareholder approval.
    The investment objectives of the Funds and Portfolios are not fundamental. There can be no assurance that the Funds or Portfolios will achieve their objectives. Each Fund, by itself, does not represent a comprehensive investment program.
    Additional investment techniques, features, and limitations concerning the Portfolios' investment programs are described in the SAI.

-------------------------------------------------
            Neuberger&Berman Focus Portfolio
--------------------------------------------------------------------------------
    The investment objective of Neuberger&Berman FOCUS Portfolio and Neuberger&Berman FOCUS Trust is to seek long-term capital appreciation.
    Neuberger&Berman FOCUS Portfolio invests principally in common stocks selected from the following 13 multi-industry sectors of the economy:

- Autos & Housing              - Health Care              - Technology
- Consumer Goods & Services    - Heavy Industry           - Transportation
- Defense & Aerospace          - Machinery & Equipment    - Utilities
- Energy                       - Media & Entertainment
- Financial Services           - Retailing

    To maximize potential return, the Portfolio normally makes at least 90% of its investments in not more than six sectors it identifies as undervalued. Where a particular industry may fall within more than one sector, N&B Management uses its judgment and experience to determine the placement of that industry within a sector. The Portfolio uses the value-oriented investment approach to identify stocks believed to be undervalued, including stocks that are temporarily out of favor in the market. The Portfolio then focuses its investments in the sectors in which the undervalued stocks are clustered. These sectors are believed to offer the greatest potential for capital growth. This investment approach is different from that of most other mutual funds that emphasize sector investment. Those funds either invest in only a single economic sector or choose a number of sectors by analyzing general economic trends. Further information on the Portfolio's securities holdings and their allocation by sector as of the end of the Fund's most recent fiscal year is included in the Fund's annual report to shareholders, which is available at no cost upon request. The sectors are more fully described in the SAI.
    The Portfolio may be affected more by any single economic, political, or regulatory development than a more diversified mutual fund. The risk of decline in the Portfolio's asset value due to an adverse development may be partially offset by the value-oriented investment approach. To further reduce this risk, the Portfolio may not purchase any security if, as a result, (1) more than 50% of its total assets would be invested in any one sector, or (2) 25% or more of its total assets would be invested in the securities of companies having their principal business activities in any one industry (this policy is fundamental).

----------------------------------------------------
            Neuberger&Berman Genesis Portfolio
--------------------------------------------------------------------------------
    (CLOSED TO MOST NEW INVESTORS. FOR MORE INFORMATION, SEE PAGE 30).
    The investment objective of Neuberger&Berman GENESIS Portfolio and Neuberger&Berman GENESIS Trust is to seek capital appreciation.
    Neuberger&Berman GENESIS Portfolio invests primarily in common stocks of companies with small market capitalizations ("small-cap companies"). Market capitalization means the total market value of a company's outstanding common stock. The Portfolio regards companies with market capitalizations of up to $1.5 billion at the time of the Portfolio's investment as small-cap companies. Companies whose market capitalizations exceed $1.5 billion after purchase continue to be considered small-cap companies for purposes of the Portfolio's investment policies. There is no necessary correlation between market capitalization and the financial attributes -- such as levels of assets, revenues, or income -- commonly used to measure the size of a company.
    Studies indicate that the market values of small-cap company stocks, such as those included in the Russell 2000 Index and the Wilshire 1750 Index or quoted on Nasdaq, are out-of-sync with larger capitalization stocks. Over the last 30 years, small-cap company stocks have outperformed larger capitalization stocks about two-thirds of the time, even though small-cap stocks have usually declined more than larger capitalization stocks in declining markets. There can be no assurance that this pattern will continue.
    The Portfolio tries to enhance the potential for appreciation and limit the risk of decline in the value of its securities by employing the value-oriented investment approach. The Portfolio seeks securities that appear to be underpriced and are issued by companies with proven management, sound finances, and strong potential for market growth. To reduce risk, the Portfolio diversifies its holdings among many companies and industries. The Portfolio focuses on the fundamentals of each small-cap company, instead of trying to anticipate what changes might occur in the stock market, the economy, or the political environment. This approach differs from that used by many other funds investing in small-cap company stocks. Those funds often buy stocks of companies they believe will have above-average earnings growth, based on anticipated future developments. In contrast, the Portfolio's securities are generally selected with the belief that they are currently undervalued, based on existing conditions.
    For more information, see "Special Considerations of Small- and Mid-Cap Company Stocks" on page 25.

-----------------------------------------------------
            Neuberger&Berman Guardian Portfolio
--------------------------------------------------------------------------------
    The investment objective of Neuberger&Berman GUARDIAN Portfolio and Neuberger&Berman GUARDIAN Trust is to seek capital appreciation and, secondarily, current income.
    Neuberger&Berman GUARDIAN Portfolio invests primarily in common stocks of long-established, high-quality companies. The Portfolio uses the value-oriented investment approach in selecting securities. Thus, N&B Management looks for such factors as low price-to-earnings ratios, strong balance sheets, solid managements, and consistent earnings.
    Neuberger&Berman GUARDIAN Fund, a mutual fund administered by N&B Management, also invests all of its net investable assets in Neuberger&Berman GUARDIAN Portfolio. Neuberger&Berman GUARDIAN Fund has paid its shareholders an income dividend every quarter and a capital gain distribution every year since Neuberger&Berman GUARDIAN Fund's inception in 1950; Neuberger&Berman GUARDIAN Trust has done so since December 1993. Of course, this past record does not necessarily predict the Fund's future practices.

-------------------------------------------------------
            Neuberger&Berman Manhattan Portfolio
--------------------------------------------------------------------------------

    The investment objective of Neuberger&Berman MANHATTAN Portfolio and Neuberger&Berman MANHATTAN Trust is to seek capital appreciation without regard to income.

    Neuberger&Berman MANHATTAN Portfolio currently intends to focus primarily on the securities of medium-capitalization companies ("mid-cap companies") believed by N&B Management to have the maximum potential for long-term capital appreciation. However, the Portfolio can invest in the securities of companies from any capitalization level. The Portfolio regards mid-cap companies to be those companies with market capitalizations that, at the time of investment, fall within the capitalization range of the Russell Midcap(TM) Index as last announced by the Frank Russell Company before the date of this Prospectus. For purposes of this Prospectus, that range was approximately $1.1 billion to $8 billion. Companies whose market capitalizations move out of the mid-cap range after purchase continue to be considered mid-cap companies for purposes of the Portfolio's investment program.
    The Portfolio uses a growth-oriented investment approach. When N&B Management believes that particular securities have greater potential for long-term capital appreciation, the Portfolio may purchase such securities at prices with relatively higher multiples to measures of economic value (such as earnings or cash flow) than securities likely to be purchased by other Portfolios. In selecting stocks, N&B Management considers, among other factors, a company's financial strength, competitive position, projected future earnings, management strength and experience, reasonable valuation and other investment criteria. The Portfolio also diversifies its investments among companies and industries.
    The Portfolio's growth investment program involves greater risks and share price volatility than programs that invest in more undervalued securities. Moreover, the Portfolio does not follow a policy of active trading for short-term profits. Accordingly, the Portfolio may be more appropriate for investors with a longer-range perspective.
    For more information, see "Special Considerations of Small- and Mid-Cap Company Stocks" on page 25.

----------------------------------------------------
            Neuberger&Berman Partners Portfolio
--------------------------------------------------------------------------------
    The investment objective of Neuberger&Berman PARTNERS Portfolio and Neuberger&Berman PARTNERS Trust is to seek capital growth.
    Neuberger&Berman PARTNERS Portfolio invests principally in common stocks of medium- to large-capitalization established companies, using the value-oriented investment approach. The Portfolio seeks capital growth through an investment approach that is designed to increase capital with reasonable risk. N&B Management looks for securities believed to be undervalued based on strong fundamentals, including a low price-to-earnings ratio, consistent cash flow, and the company's track record through all parts of the market cycle.
    The Portfolio considers additional factors when selecting securities, including ownership by a company's management of the company's stock and the dominance of a company in its particular field.
    For more information, see "Special Considerations of Small- and Mid-Cap Company Stocks" on page 25.

-------------------------------------------------------------------
            Neuberger&Berman Socially Responsive Portfolio
--------------------------------------------------------------------------------
    The investment objective of Neuberger&Berman SOCIALLY RESPONSIVE Portfolio and Neuberger&Berman SOCIALLY RESPONSIVE Trust is to seek long-term capital appreciation by investing primarily in securities of companies that meet both financial criteria and the Social Policy.

    The Portfolio invests primarily in the stocks of medium- to large-capitalization companies. In seeking capital appreciation, the Portfolio generally follows a value-oriented investment approach to the selection of individual securities. Prospective investments are first subjected to detailed financial analysis and are not studied further unless N&B Management believes that they are currently undervalued relative to the issuer's assets and potential earning power.
    The Portfolio expects to be nearly fully invested at all times, primarily in common stock. It may also invest in convertible securities and preferred stock and in foreign securities and American Depositary Receipts ("ADRs") of foreign companies that meet the Social Policy. On occasion, deposits with community banks and credit unions may be considered for investment. Under normal conditions, at least 65% of the Portfolio's total assets are invested in accordance with the Social Policy, and at least 65% of its total assets are invested in equity securities. The Portfolio expects that substantially all of its equity securities will be selected in accordance with the Social Policy.
    The Portfolio may also engage in portfolio management techniques that are not subject to the Social Policy, such as lending securities and purchasing and selling put and call options on securities and currencies, futures contracts, options on futures contracts, and forward contracts.

    For more information, see "Special Considerations of Small- and Mid-Cap Company Stocks" on page 25.

    SOCIAL POLICY. Companies deemed acceptable from a financial standpoint are evaluated by N&B Management using a database that Neuberger&Berman has designed to develop and monitor information on companies in various categories of social criteria. N&B Management seeks to invest in issuers that show leadership in the following major areas of social impact: environment and workplace diversity and employment. N&B Management also evaluates investments based on companies' records in other areas of concern: public health, type of products, and corporate citizenship.
    The Portfolio's social orientation is predicated in part on the belief that good corporate citizenship is good business; that is, good policies with respect to such social criteria as employment and environmental practices may often have a positive impact on the company's "bottom line." N&B Management recognizes, however, that many social criteria represent goals rather than achievements and that goals are often difficult to quantify. In each area, N&B Management seeks to elicit and understand management's vision of the company's social role and, in making investment decisions, gives weight to enlightened, progressive policies. The information used by N&B Management in evaluating prospective investments for conformity with the Social Policy is obtained primarily from services that specialize in reporting information from issuers or from agencies that oversee issuers' activities or compliance with laws and regulations. Additionally, the information may come from public interest groups and from N&B Management's discussions with company representatives. N&B Management attempts to assess the objectivity of all information that it receives. However, decisions made by N&B Management inevitably involve some level of subjective judgment.
    The Portfolio seeks to invest in companies that show leadership in addressing environmental problems effectively and in promoting progressive workplace policies, especially as they affect women and minorities. N&B Management seeks to identify companies committed to improving their environmental performance by examining their policies and programs in such areas as energy conservation, pollution reduction and control, waste management, recycling, and careful stewardship of natural resources. In a similar manner, N&B Management seeks to identify companies whose policies and practices recognize the importance of human resources to corporate productivity and the centrality of the work experience to the quality of life of all employees. The Portfolio seeks to invest in companies that demonstrate leadership in such areas as providing and promoting equal opportunity, investing in the training and re-training of workers, promoting a safe working environment, providing family-oriented flexible benefits, and involving workers in job and workflow engineering.
    In making investment decisions, N&B Management takes into account a company's record as a member of the various communities of which it is a part and its commitment to product quality and value. Currently, the Social Policy screens out any company that derives more than 5% of its total annual revenue from (i) manufacturing and selling alcohol and/or tobacco, (ii) sales in or services related to gambling, or (iii) the manufacturing of weapons systems. Additionally, the Portfolio does not invest in any company that derives its total annual revenue primarily from non-consumer sales to the military or that owns or operates one or more nuclear power facilities or is a major supplier of nuclear power services.
    Not every issuer selected by N&B Management will demonstrate leadership in each category of the Social Policy. The social records of most companies are written in shades of gray. For example, a company may have a progressive record in employee relations and community affairs but a poor one on product marketing issues. Another company may have a mixed record within a single area. Finally, it is often difficult to distinguish between substantive commitment and public relations. This principle works both ways: there are many companies with excellent records on social issues that maintain a low profile for one reason or another. Taking these factors into consideration, N&B Management emphasizes the overall approach that companies take toward the areas of social impact and pays particular attention to progress achieved toward the goals of the Social Policy.
    If securities held by the Portfolio no longer satisfy the Social Policy, the Portfolio will seek to dispose of the securities as soon as reasonably practicable, which may cause the Portfolio to sell the securities at a time not desirable from a purely financial standpoint.

---------------------------------------------------
            Special Considerations of Small- and
            Mid-Cap Company Stocks
--------------------------------------------------------------------------------
    Investments in small- and mid-cap company stocks may present greater opportunities for capital appreciation than investments in stocks of large-capitalization com-panies ("large-cap companies"). However, small- and mid-cap company stocks may have higher risk and volatility. These stocks generally are not as broadly traded as large-cap company stocks and their prices thus may fluctuate more widely and abruptly. Any such movements in stocks held by a Portfolio would be reflected in the corresponding Fund's net asset value. Small- and mid-cap company stocks also are less researched than large-cap company stocks and are often overlooked in the market.

-----------------------------------------------------
            Short-Term Trading; Portfolio Turnover
--------------------------------------------------------------------------------
    Although none of the Portfolios purchases securities with the intention of profiting from short-term trading, each Portfolio may sell portfolio securities when N&B Management believes that such action is advisable. See "Notes to Financial Highlights" for more information about the portfolio turnover rate of each Portfolio. It is anticipated that the annual turnover rate of Neuberger&Berman MANHATTAN Portfolio and of Neuberger&Berman PARTNERS Portfolio may exceed 100% in some fiscal years. Turnover rates in excess of 100% generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by the corresponding Fund) and a possible increase in realized short-term capital gains or losses. See "Dividends, Other Distributions, and Taxes" on page 33 and the SAI.

-----------------
            Borrowings
--------------------------------------------------------------------------------
    Each Portfolio has a fundamental policy that it may not borrow money, except that it may (1) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (2) enter into reverse repurchase agreements for any purpose, so long as the aggregate amount of borrowings and reverse repurchase agreements does not exceed one-third of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). None of the Portfolios expects to borrow money or to enter into reverse repurchase agreements. As a non-fundamental policy, none of the Portfolios may purchase portfolio securities if its outstanding borrowings, including reverse repurchase agreements, exceed 5% of its total assets.

--------------------------
            Other Investments
--------------------------------------------------------------------------------
    For temporary defensive purposes, each Portfolio (except Neuberger&Berman SOCIALLY RESPONSIVE Portfolio) may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.
    Any part of Neuberger&Berman SOCIALLY RESPONSIVE Portfolio's assets may be retained temporarily in investment grade fixed income securities of non-govern-mental issuers, U.S. Government and Agency Securities, repurchase agreements, money market instruments, commercial paper, and cash and cash equivalents when N&B Management believes that significant adverse market, economic, political, or other circumstances require prompt action to avoid losses. In addition, the feeder funds that invest in Neuberger&Berman SOCIALLY RESPONSIVE Portfolio deal with large institutional investors, and the Portfolio may hold such instruments pending investment or payout when the Portfolio has received a large influx of cash due to sales of Neuberger&Berman SOCIALLY RESPONSIVE Trust shares, or shares of another fund which invests in the Portfolio, or when it anticipates a substantial redemption. Generally, the foregoing temporary investments for Neuberger&Berman SOCIALLY RESPONSIVE Portfolio are selected with a concern for the social impact of each investment.

PERFORMANCE INFORMATION

    The performance of the Funds is commonly measured as TOTAL RETURN. TOTAL RETURN is the change in value of an investment in a fund over a particular period, assuming that all distributions have been reinvested. Thus, total return reflects dividends, other distributions, and variations in share prices from the beginning to the end of a period.
    An average annual total return is a hypothetical rate of return that, if achieved annually, would result in the same cumulative total return as was actually achieved for the period. This evens out year-to-year variations in actual performance. Past results do not, of course, guarantee future performance. Share prices may vary, and your shares when redeemed may be worth more or less than your original purchase price.
    The Funds commenced operations in August 1993, except Neuberger&Berman SOCIALLY RESPONSIVE Trust, which commenced operations in March 1997. However, mutual funds that are series of Neuberger&Berman Equity Funds ("N&B Equity Funds"), each of which has a name similar to a Fund and the same investment objective, policies and limitations as that Fund ("Sister Fund"), also invest in the Portfolios and have longer operating histories. The following table shows the average annual total returns of each Fund for the 1-year, 5-year, 10-year and since inception periods ended August 31, 1997. Returns for periods prior to each Fund's commencement of operations represent the performance of the respective Sister Fund. The table also shows a comparison with the S&P "500" Index for each Fund, except Neuberger&Berman GENESIS Trust, which is compared with the Russell 2000(R) Index and Neuberger&Berman MANHATTAN Trust, which is compared with the Russell Midcap GrowthTM Index. The S&P "500" Index is the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index generally considered to be representative of overall stock market activity. The Russell 2000 is an unmanaged index of the securities of the 2,000 issuers having the smallest capitalization in the Russell 3000(R) Index, representing about 10% of the Russell 3000's total market capitalization. The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell MidcapTM Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index (which in turn consists of the 1,000 largest U.S. companies based on market capitalization). Please note that indices do not take into account any fees or expenses of investing in the individual securities that they track. Further information regarding the Funds' performance is presented in their annual report to shareholders, which is available without charge by calling 800-877-9700.

                    AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS
                             ENDED AUGUST 31, 1997

NEUBERGER& BERMAN                                   SINCE     INCEPTION
  EQUITY TRUSTS     1 YEAR   5 YEARS   10 YEARS   INCEPTION     DATE
-----------------------------------------------------------
FOCUS TRUST         +43.93%  +22.58%    +14.70%    +12.50%    10/19/55
GUARDIAN TRUST      +39.56   +19.85     +14.42     +13.42       6/1/50
PARTNERS TRUST      +47.11   +22.44     +14.33     +18.66      1/20/75+
SOCIALLY
RESPONSIVE TRUST    +31.92      N/A        N/A     +20.02      3/16/94
S&P "500" INDEX     +40.73   +19.78     +13.85        N/A          N/A
MANHATTAN TRUST     +38.84   +17.56     +11.49     +17.50       3/1/79+
RUSSELL MIDCAP
GROWTH INDEX        +31.23   +18.56      13.18        N/A          N/A
GENESIS TRUST       +44.31   +22.35        N/A     +16.76      9/27/88
RUSSELL 2000 INDEX  +28.96   +19.36        N/A     +14.57*         N/A

+ The dates when N&B Management became investment adviser to the Sister Funds.
* From the inception date of Neuberger&Berman GENESIS Trust's Sister Fund.

    Prior to November 1991, the investment policies of Neuberger&Berman FOCUS Trust's Sister Fund required that a substantial percentage of its assets be invested in the energy field; accordingly, performance results prior to that time do not necessarily reflect the level of performance that might have been achieved had the Fund's current policies been in effect during that period. Neuberger&Berman MANHATTAN Portfolio has the ability to invest in the stocks of small-, medium- and large-capitalization companies. Prior to July 1997, Neuberger&Berman MANHATTAN Portfolio invested in the stocks of companies from each of these capitalization levels. In July 1997, Neuberger&Berman MANHATTAN Portfolio changed its focus to the stocks of medium-capitalization companies. Therefore, performance results for Neuberger&Berman MANHATTAN Trust prior to July 1997 may be more appropriately compared to the S&P "500" Index. Had N&B Management not reimbursed certain expenses or waived certain fees, the total returns of the Funds would have been lower. The total returns for periods prior to the Funds' commencement of operations would have been lower had they reflected the higher fees of the Funds as compared to those of the Sister Funds.

    The following table lets you take a closer look at how each Fund and its respective Sister Fund performed year by year, in terms of an annual per share total return for each of the last ten calendar years (ending December 31). Please note that the previous chart reflects information for periods ended on the Funds' last fiscal year-end (that is, as of August 31, 1997).

               TOTAL RETURNS FOR CALENDAR YEARS ENDED DECEMBER 31

  NEUBERGER& BERMAN
  EQUITY TRUSTS   1987   1988    1989    1990    1991    1992    1993    1994   1995    1996
----------------------------------------------
FOCUS TRUST       +0.6%  +16.5%  +29.8%   -5.9%  +24.7%  +21.1%  +19.6%  +0.9%  +36.0%  +16.3%
GUARDIAN TRUST    -1.0   +28.0   +21.5    -4.7   +34.3   +19.0   +13.5   +1.5   +32.0   +17.7
MANHATTAN TRUST   +0.4   +18.3   +29.1    -8.1   +30.9   +17.8   +10.0   -3.4   +30.8    +9.7
PARTNERS TRUST    +4.3   +15.5   +22.8    -5.1   +22.4   +17.5   +15.5   -1.0   +35.2   +26.5
SOCIALLY
RESPONSIVE TRUST  N/A      N/A     N/A     N/A     N/A     N/A     N/A   N/A    +38.9   +18.5
S&P "500" INDEX   +5.2   +16.5   +31.6    -3.1   +30.3    +7.6   +10.0   +1.4   +37.5   +22.9
GENESIS TRUST     N/A      N/A   +17.3   -16.2   +41.6   +15.6   +14.4   -1.7   +27.2   +29.9
RUSSELL 2000
INDEX             N/A      N/A   +16.3   -19.5   +46.0   +18.4   +18.9   -1.8   +28.5   +16.5

    TOTAL RETURN INFORMATION. You can obtain current performance information about each Fund by calling N&B Management at 800-877-9700.

SHAREHOLDER SERVICES

---------------------------
            How to Buy Shares
--------------------------------------------------------------------------------

    YOU CAN BUY AND OWN FUND SHARES ONLY THROUGH AN ACCOUNT WITH AN INSTITUTION. N&B Management and the Funds do not recommend, endorse, or receive payments from any Institution. N&B Management compensates Institutions for services they provide under an administrative services agreement. N&B Management does not provide investment advice to any Institution or its clients or make decisions regarding their investments.
    Each Institution will establish its own procedures for the purchase of Fund shares, including minimum initial and additional investments for shares of each Fund and the acceptable methods of payment for shares. Shares are purchased at the next price calculated on a day the New York Stock Exchange ("NYSE") is open, after a purchase order is received and accepted by an Institution. Investors should consult their Institution to determine the time by which it must receive an order so that Fund shares can be purchased at that day's price. Prices for shares of all Funds are calculated as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time. An Institution may be closed on days when the NYSE is open. As a result, prices for Fund shares may be significantly affected on days when an investor has no access to that Institution to buy shares.
    Other Information:

    ----- An Institution must pay for shares it purchases on its clients' behalf in U.S. dollars.

    ----- Each Fund has the right to suspend the offering of its shares for a period of time. Each Fund also has the right to accept or reject a purchase order in its sole discretion, including certain purchase orders using an exchange of shares. See "Shareholder
          Services -- Exchanging Shares."

    ----- The Funds do not issue certificates for shares.

    ----- Some Institutions may charge their clients a fee in connection with purchases of shares of the Funds.

    NEUBERGER&BERMAN GENESIS TRUST IS CLOSED TO PURCHASES BY NEW INVESTORS EXCEPT FOR PURCHASES BY ELIGIBLE INVESTORS AS DESCRIBED BELOW.

    If you are already a shareholder of Neuberger&Berman GENESIS Trust, you may continue to add to your Fund account. If you own shares of the Fund through a 401(k) plan, you may continue to add to your investment.

    In addition, you may purchase shares of Neuberger&Berman GENESIS Trust:


    ----- if you are a participant in a 401(k) plan that has the Fund as an investment option; or


    ----- if you purchase shares under an asset allocation program sponsored by a financial adviser who has one or more clients who are Fund shareholders.

---------------------------
            How to Sell Shares
--------------------------------------------------------------------------------
    You can sell (redeem) all or some of your Fund shares only through an account with an Institution. Each Institution will establish its own procedures for the sale of Fund shares and the payment of redemption proceeds. Shares are sold at the next price calculated on a day the NYSE is open, after a sales order is received and accepted by an Institution. Investors should consult their Institution to determine the time by which it must receive an order so that Fund shares can be sold at that day's price. Prices for shares of all Funds are calculated as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time. An Institution may be closed on days when the NYSE is open. As a result, prices for Fund shares may be significantly affected on days when an investor has no access to that Institution to sell shares.
    Other Information:

    ----- Redemption proceeds will be paid to Institutions as agreed with N&B
          Management, but in any case within three business days (under unusual circumstances a Fund may take longer, as permitted by law). An Institution may not follow the same procedures for payment of redemption proceeds to its clients.

    ----- Each Fund may suspend redemptions or postpone payments on days when the NYSE is closed, when trading on the NYSE is restricted, or as permitted by the SEC.

    ----- Some Institutions may charge their clients a fee in connection with redemptions of shares of the Funds.

---------------------------
            Exchanging Shares
--------------------------------------------------------------------------------
    Through an account with an Institution, you may be able to exchange shares of a Fund for shares of another Neuberger&Berman Fund. Each Institution will establish its own exchange policy and procedures. Shares are exchanged at the next price calculated on a day the NYSE is open, after an exchange order is received and accepted by an Institution.

    ----- Shares can be exchanged ONLY between accounts registered in the same name, address, and taxpayer ID number of the Institution.

    ----- An exchange can be made only into a fund whose shares are eligible for sale in the state where the Institution is located.

    ----- An exchange may have tax consequences.

    ----- Each Fund may refuse any exchange orders from any Institution if, for any reason, they are deemed not to be in the best interests of the Fund and its shareholders.

    ----- Each Fund may impose other restrictions on the exchange privilege, or modify or terminate the privilege, but will try to give each Institution advance notice whenever it can reasonably do so.

SHARE PRICES AND NET ASSET VALUE

    Each Fund's shares are bought or sold at a price that is the Fund's net asset value ("NAV") per share. The NAVs for each Fund and its corresponding Portfolio are calculated by subtracting liabilities from total assets (in the case of a Portfolio, the market value of the securities the Portfolio holds plus cash and other assets; in the case of a Fund, its percentage interest in its corresponding Portfolio, multiplied by the Portfolio's NAV, plus any other assets). Each Fund's per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding and rounding the result to the nearest full cent. Each Fund and its corresponding Portfolio calculate their NAVs as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.
    Each Portfolio values securities (including options) listed on the NYSE, the American Stock Exchange, or other national securities exchanges or quoted on Nasdaq, and other securities for which market quotations are readily available, at the last sale price on the day the securities are being valued. If there is no reported sale of such a security on that day, the security is valued at the mean between its closing bid and asked prices on that day. The Portfolios value all other securities and assets, including restricted securities, by a method that the trustees of Managers Trust believe accurately reflects fair value.
    If N&B Management believes that the price of a security obtained under a Portfolio's valuation procedures (as described above) does not represent the amount that the Portfolio reasonably expects to receive on a current sale of the security, the Portfolio will value the security based on a method that the trustees of Managers Trust believe accurately reflects fair value.

DIVIDENDS, OTHER DISTRIBUTIONS,

AND TAXES

    Each Fund distributes, normally in December, substantially all of its share of any net investment income (net of the Fund's expenses), any net capital gains from investment transactions, and any net gains from foreign currency transactions earned or realized by its corresponding Portfolio. In addition, Neuberger&Berman GUARDIAN Trust distributes substantially all of its share of Neuberger&Berman GUARDIAN Portfolio's net investment income, if any, near the end of each other calendar quarter.

-----------------------------
            Distribution Options
--------------------------------------------------------------------------------

    REINVESTMENT IN SHARES. All dividends and other distributions paid on shares of a Fund are automatically reinvested in additional shares of that Fund, unless an Institution elects to receive them in cash. Dividends and other distributions are reinvested at the Fund's per share NAV, usually as of the date the dividend or other distribution is payable.

    DISTRIBUTIONS IN CASH. An Institution may elect to receive dividends in cash, with other distributions being reinvested in additional Fund shares, or to receive all dividends and other distributions in cash.

----------  Taxes
--------------------------------------------------------------------------------
    An investment has certain tax consequences, depending on the type of account through which the investment is made. FOR AN ACCOUNT UNDER A QUALIFIED RETIREMENT PLAN OR AN INDIVIDUAL RETIREMENT ACCOUNT, TAXES ARE DEFERRED.

    TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax and generally also are subject to state and local income taxes. Distributions are taxable when they are paid, whether in cash or by reinvestment in additional Fund shares, except that distributions declared in December to shareholders of record on a date in that month and paid in the following January are taxable as if they were paid on December 31 of the year in which the distributions were declared. Investors who buy Fund shares just before a Fund deducts a dividend or other distribution from its NAV will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. Investors who are considering the purchase of Fund shares in December (or, in the case of Neuberger&Berman GUARDIAN Trust, near the end of any other calendar quarter) should take this into account.
    For federal income tax purposes, dividends and distributions of net short-term capital gain and net gains from certain foreign currency transactions are taxed as ordinary income. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), when designated as such, are generally taxed as long-term capital gain, no matter how long an investor has owned Fund shares. Distributions of net capital gain may include gains from the sale of portfolio securities that appreciated in value before an investor bought Fund shares. Under the Taxpayer Relief Act of 1997, different maximum tax rates apply to a Fund's distributions of net capital gain depending on its corresponding Portfolio's holding period.
    Every January, each Fund will send each Institution that is a shareholder therein a statement showing the amount of distributions paid in cash or reinvested in Fund shares for the previous year. Each Institution will also receive information showing (1) the portion, if any, of those distributions that generally is not subject to state and local income taxes in certain states and
(2) capital gain distributions broken down in a manner that will enable investors or their tax advisers to determine the appropriate rate of capital gains tax on such distributions.

    TAXES ON REDEMPTIONS. Capital gains realized on redemptions of Fund shares, including redemptions in connection with exchanges to other Neuberger&Berman Funds, are subject to tax. A capital gain or loss generally is the difference between the amount paid for shares (including the amount of any dividends and other distributions that were reinvested) and the amount received when shares are sold. Capital gain on shares held for more than one year will be long-term capital gain, in which event it will be subject to federal income tax at the capital gains rate applicable to an investor's holding period and tax bracket.
    When an Institution sells Fund shares, it will receive a confirmation statement showing the number of shares sold and the price.

    OTHER. Every January, Institutions will receive a consolidated transaction statement for the previous year.
    Each Institution is required annually to send each investor in its account a statement showing the investor's distribution and transaction information for the previous year. Each Fund intends to continue to qualify for treatment as a regulated investment company for federal income tax purposes so that it will not have to pay federal income tax on that part of its taxable income and realized gains that it distributes to its shareholders.
    The foregoing is only a summary of some of the important income tax considerations affecting each Fund and its shareholders. See the SAI for additional tax information. There may be other federal, state, local, or foreign tax considerations applicable to a particular investor. Therefore, investors should consult their tax advisers.

MANAGEMENT AND ADMINISTRATION

-------------------------------
            Trustees and Officers
--------------------------------------------------------------------------------
    The trustees of the Trusts and the trustees of Managers Trust, who are currently the same individuals, have oversight responsibility for the operations of each Fund and each Portfolio, respectively. The SAI contains general background information about each trustee and officer of the Trusts and of Managers Trust. The trustees and officers of the Trusts and of Managers Trust who are officers and/or directors of N&B Management and/or principals of Neuberger&Berman serve without compensation from the Funds or the Portfolios.

--------------------------------------------------
            Investment Manager, Administrator,
            Distributor, and Sub-Adviser
--------------------------------------------------------------------------------
    N&B Management serves as the investment manager of each Portfolio, as administrator of each Fund, and as distributor of the shares of each Fund. N&B Management and its predecessor firms have specialized in the management of no-load mutual funds since 1950. In addition to serving the Portfolios, N&B Management currently serves as investment manager of other mutual funds. Neuberger&Berman acts as sub-adviser for the Portfolios and other mutual funds managed by N&B Management. The mutual funds managed by N&B Management and Neuberger&Berman had aggregate net assets of approximately $21.2 billion as of September 30, 1997.
    As sub-adviser, Neuberger&Berman furnishes N&B Management with investment recommendations and research without added cost to the Portfolios. N&B Management compensates Neuberger&Berman for its costs in connection with those services. Neuberger&Berman is a member firm of the NYSE and other principal exchanges and acts as the Portfolios' principal broker in the purchase and sale of their securities. Neuberger&Berman and its affiliates, including N&B Management, manage securities accounts that had approximately $54.1 billion of assets as of September 30, 1997. All of the voting stock of N&B Management is owned by individuals who are principals of Neuberger&Berman.
    The following is information about the individuals who are primarily responsible for the day-to-day management of the Portfolios:
    Neuberger&Berman FOCUS Portfolio and Neuberger&Berman GUARDIAN
Portfolio -- Kent C. Simons and Kevin L. Risen are co-managers of the Portfolios. Mr. Simons and Mr. Risen are Vice Presidents of N&B Management and principals of Neuberger&Berman. Mr. Simons has had responsibility for Neuberger&Berman FOCUS Portfolio since 1988, and for Neuberger&Berman GUARDIAN Portfolio since 1981. Mr. Risen has had those responsibilities since 1996, and during the year prior thereto, he was a portfolio manager for Neuberger&Berman. He was a research analyst at Neuberger&Berman from 1992 to 1995.
    Neuberger&Berman GENESIS Portfolio -- Judith M. Vale and Robert W. D'Alelio are co-managers of the Portfolio. Ms. Vale and Mr. D'Alelio have been senior members of Neuberger&Berman's Small Cap Group since 1992 and 1996, respectively, and are both Vice Presidents of N&B Management. Ms. Vale is a principal of Neuberger&Berman. Ms. Vale and Mr. D'Alelio have been primarily responsible for the day-to-day management of Neuberger&Berman GENESIS Portfolio since February 1994 and July 1997, respectively. Mr. D'Alelio was a senior portfolio manager for another investment management group from 1992 to 1996.
    Neuberger&Berman MANHATTAN Portfolio -- Jennifer K. Silver and Brooke A. Cobb are co-managers of the Portfolio. Ms. Silver is Director of the Neuberger& Berman Growth Equity Group, and both she and Mr. Cobb are Vice Presidents of N&B Management. Ms. Silver is a principal of Neuberger&Berman. Ms. Silver and Mr. Cobb have had responsibility for Neuberger&Berman MANHATTAN Portfolio since July 1997. Previously, Ms. Silver was a portfolio manager for several large mutual funds managed by a prominent investment adviser. Mr. Cobb was the chief investment officer for an investment advisory firm managing individual accounts from 1995 to 1997 and, from 1992 to 1995, a portfolio manager of a large mutual fund managed by a prominent investment adviser.
    Neuberger&Berman PARTNERS Portfolio -- Michael M. Kassen and Robert I. Gendelman are co-managers of the Portfolio. Mr. Kassen and Mr. Gendelman are Vice Presidents of N&B Management and principals of Neuberger&Berman. Mr. Kassen and Mr. Gendelman have had responsibility for Neuberger&Berman PARTNERS Portfolio since June 1990 and October 1994, respectively. Mr. Kassen has been an employee of N&B Management since 1990. Mr. Gendelman was a portfolio manager for another mutual fund manager from 1992 to 1993.
    Neuberger&Berman SOCIALLY RESPONSIVE Portfolio -- Janet Prindle is manager of the Portfolio and Robert Ladd and Ingrid Saukaitis are associate managers of the Portfolio. Ms. Prindle, a Vice President of N&B Management since November 1993, has been a principal of Neuberger&Berman since 1983. Ms. Prindle has been responsible for Neuberger&Berman SOCIALLY RESPONSIVE Portfolio since its inception in March 1994. Ms. Prindle is Director of Socially Responsive Investment Services at Neuberger&Berman, and has been researching and developing corporate responsibility criteria as they apply to investments since 1989. She has been managing money using these criteria since 1990. Mr. Ladd and Ms. Saukaitis have had responsibility for Neuberger&Berman SOCIALLY RESPONSIVE Portfolio since December 1997. During the five years prior thereto, Mr. Ladd was a portfolio manager for Neuberger&Berman. Ms. Saukaitis has been Director of Social Research for Neuberger&Berman since February 1997. From 1995 to January 1997, she was a project director for a non-profit group that provided social research on companies to the investment industry. Both Mr. Ladd and Ms. Saukaitis are Assistant Vice Presidents of N&B Management.
    Neuberger&Berman acts as the principal broker for the Portfolios in the purchase and sale of portfolio securities and in the sale of covered call options, and for those services receives brokerage commissions. In effecting securities transactions, each Portfolio seeks to obtain the best price and execution of orders. For more information, see the SAI.
    The principals and employees of Neuberger&Berman and officers and employees of N&B Management, together with their families, have invested over $100 million of their own money in Neuberger&Berman Funds.
    To mitigate the possibility that a Portfolio will be adversely affected by employees' personal trading, the Trusts, Managers Trust, N&B Management, and Neuberger&Berman have adopted policies that restrict securities trading in the personal accounts of the portfolio managers and others who normally come into possession of information on portfolio transactions.

    YEAR 2000. Like other financial and business organizations, the Funds and Portfolios could be adversely affected if computer systems they rely on do not properly process date-related information and data involving the years 2000 and after. N&B Management and Neuberger&Berman are taking steps that they believe are reasonable to address this problem in their own computer systems and to obtain assurances that comparable steps are being taken by the Funds' and Portfolios' other major service providers. N&B Management also attempts to evaluate the potential impact of this problem on the issuers of investment securities that the Portfolios purchase. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds and Portfolios.

---------------
            Expenses
--------------------------------------------------------------------------------
    N&B Management provides investment management services to each Portfolio that include, among other things, making and implementing investment decisions and providing facilities and personnel necessary to operate the Portfolio. For investment management services, each Portfolio (except Neuberger&Berman GENESIS Portfolio) pays N&B Management a fee at the annual rate of 0.55% of the first $250 million of that Portfolio's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion. Neuberger&Berman GENESIS Portfolio pays N&B Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of the Portfolio's average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million, and 0.65% of average daily net assets in excess of $1 billion.

    N&B Management provides administrative services to each Fund that include furnishing facilities and personnel for the Fund and performing accounting, recordkeeping, and other services. For such administrative services, each Fund pays N&B Management a fee at the annual rate of 0.40% of that Fund's average daily net assets. With a Fund's consent, N&B Management may subcontract to Institutions some of its responsibilities to that Fund under the administration agreement and may compensate each Institution that provides such services at an annual rate of up to 0.25% of the average net asset value of Fund shares held through that Institution.
    Each Fund bears all expenses of its operations other than those borne by N&B Management as administrator of the Fund and as distributor of its shares. Each Portfolio bears all expenses of its operations other than those borne by N&B Management as investment manager of the Portfolio. These expenses include the "Other Expenses" described on page 7.
    See "Expense Information -- Annual Fund Operating Expenses" for information about how these fees and expenses may affect the value of your investment.
    During its 1997 fiscal year, each Fund accrued administration fees and a pro rata portion of the corresponding Portfolio's management fees (prior to any expense reimbursement or fee waiver), as a percentage of the Fund's average daily net assets, as follows:

--------------------------------------------------------------------------------

Neuberger&Berman FOCUS Trust                                   0.90%
Neuberger&Berman GENESIS Trust                                 1.21%
Neuberger&Berman GUARDIAN Trust                                0.84%
Neuberger&Berman MANHATTAN Trust                               0.93%
Neuberger&Berman PARTNERS Trust                                0.86%
Neuberger&Berman SOCIALLY RESPONSIVE Trust                     0.48%*
*Not annualized.

    During its 1997 fiscal year, each Fund bore aggregate expenses as a percentage of its average daily net assets (after taking into consideration N&B Management's expense reimbursement for each Fund and N&B Management's then current waiver of a portion of the management fee borne indirectly by Neuberger&Berman GENESIS Trust), as follows:

--------------------------------------------------------------------------------

Neuberger&Berman FOCUS Trust                                   0.96%
Neuberger&Berman GENESIS Trust                                 1.25%
Neuberger&Berman GUARDIAN Trust                                0.88%
Neuberger&Berman MANHATTAN Trust                               1.09%
Neuberger&Berman PARTNERS Trust                                0.91%
Neuberger&Berman SOCIALLY RESPONSIVE Trust                     1.58%

    N&B Management has voluntarily undertaken to reimburse each Fund for its Total Operating Expenses so that each Fund's expense ratio per annum will not exceed the expense ratio per annum of its Sister Fund by more than 0.10% of the Fund's average daily net assets. A Fund's per annum "expense ratio" is the sum of the Fund's Total Operating Expenses divided by that Fund's average daily net assets for the year. N&B Management may terminate this undertaking to any Fund by giving at least 60 days' prior written notice to the Fund. The effect of reimbursement by N&B Management is to reduce a Fund's expenses and thereby increase its total return.

---------------------
            Transfer Agent
--------------------------------------------------------------------------------
    The Funds' transfer agent is State Street Bank and Trust Company ("State Street"). State Street administers purchases, redemptions, and transfers of Fund shares with respect to Institutions and the payment of dividends and other distributions to Institutions. All correspondence should be addressed to the Neuberger& Berman Funds, Institutional Services, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.

INFORMATION REGARDING
ORGANIZATION, CAPITALIZATION, AND
OTHER MATTERS

----------------
            The Funds
--------------------------------------------------------------------------------
    Neuberger&Berman FOCUS Trust, Neuberger&Berman GENESIS Trust, Neuberger&Berman GUARDIAN Trust, Neuberger&Berman MANHATTAN Trust and Neuberger&Berman PARTNERS Trust are separate operating series of N&B Equity Trust, a Delaware business trust organized pursuant to a Trust Instrument dated May 6, 1993. Neuberger&Berman SOCIALLY RESPONSIVE Trust is a separate operating series of N&B Equity Assets, a Delaware business trust organized pursuant to a Trust Instrument dated October 18, 1993. Each Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company, commonly known as a mutual fund. N&B Equity Trust has seven separate series. N&B Equity Assets has six separate series. Each Fund invests all of its net investable assets in its corresponding Portfolio, in each case receiving a beneficial interest in that Portfolio. The trustees of the Trusts may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

    DESCRIPTION OF SHARES. Each Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

    SHAREHOLDER MEETINGS. The trustees of the Trusts do not intend to hold annual meetings of shareholders of the Funds. The trustees will call special meetings of shareholders of a Fund only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund entitled to vote.

    CERTAIN PROVISIONS OF TRUST INSTRUMENT. Under Delaware law, the shareholders of a Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a corporation. To guard against the risk that Delaware law might not be applied in other states, each Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of that Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively.

    OTHER. Because Fund shares can be bought, owned and sold only through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with N&B Management to perform services. Depending on the policies of the Institutions involved, an investor may be able to transfer an account from one Institution to another.

---------------------
            The Portfolios
--------------------------------------------------------------------------------
    Each Portfolio is a separate operating series of Managers Trust, a New York common law trust organized as of December 1, 1992. Managers Trust is registered under the 1940 Act as a diversified, open-end management investment company. Managers Trust has six separate Portfolios. The assets of each Portfolio belong only to that Portfolio, and the liabilities of each Portfolio are borne solely by that Portfolio and no other.

    FUNDS' INVESTMENTS IN PORTFOLIOS. Each Fund is a "feeder fund" that seeks to achieve its investment objective by investing all of its net investable assets in its corresponding Portfolio, which is a "master fund." The Portfolio, which has the same investment objective, policies, and limitations as the Fund, in turn invests in securities; the Fund thus acquires an indirect interest in those securities.
    Each Fund's investment in its corresponding Portfolio is in the form of a non-transferable beneficial interest. Members of the general public may not purchase a direct interest in a Portfolio. The Sister Funds that are series of N&B Equity Funds and other mutual funds that are series of N&B Equity Assets invest all of their respective net investable assets in corresponding Portfolios of Managers Trust. The shares of each series of N&B Equity Funds are available for purchase by members of the general public. The Trusts do not sell their shares directly to members of the general public.
    Each Portfolio may also permit other investment companies and/or other institutional investors to invest in the Portfolio. All investors will invest in a Portfolio on the same terms and conditions as a Fund and will pay a proportionate share of the Portfolio's expenses. Other investors in a Portfolio (including the series of N&B Equity Funds and N&B Equity Assets) are not required to sell their shares at the same public offering price as a Fund, could have a different administration fee and expenses than a Fund, and (except N&B Equity Funds and N&B Equity Assets) might charge a sales commission. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in the Portfolio. Information regarding any fund that invests in a Portfolio is available from N&B Management by calling 800-877-9700.
    The trustees of the Trusts believe that investment in a Portfolio by a series of N&B Equity Funds or by other potential investors in addition to a Fund may enable the Portfolio to realize economies of scale that could reduce its operating expenses, thereby producing higher returns and benefitting all shareholders. However, a Fund's investment in its corresponding Portfolio may be affected by the actions of other large investors in the Portfolio, if any. For example, if a large investor in a Portfolio (other than a Fund) redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.
    Each Fund may withdraw its entire investment from its corresponding Portfolio at any time, if the trustees of the respective Trust determine that it is in the best interests of the Fund and its shareholders to do so. A Fund might withdraw, for example, if there were other investors in a Portfolio with power to, and who did by a vote of all investors (including the Fund), change the investment objective, policies, or limitations of the Portfolio in a manner not acceptable to the trustees of the respective Trust. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio to the Fund. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's investment portfolio. If the Fund decided to convert those securities to cash, it usually would incur brokerage fees or other transaction costs. If a Fund withdrew its investment from a Portfolio, the trustees of the respective Trust would consider what actions might be taken, including the investment of all of the Fund's net investable assets in another pooled investment entity having substantially the same investment objective as the Fund or the retention by the Fund of its own investment manager to manage its assets in accordance with its investment objective, policies, and limitations. The inability of the Fund to find a suitable replacement could have a significant impact on shareholders.

    INVESTOR MEETINGS AND VOTING. Each Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in a Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subjected to a vote of investors, a Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by the Fund's shareholders. If there are other investors in a Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all Portfolio investors; indeed, if other investors hold a majority interest in a Portfolio, they could have voting control of the Portfolio.

    CERTAIN PROVISIONS. Each investor in a Portfolio, including a Fund, will be liable for all obligations of the Portfolio. However, the risk of an investor in a
Portfolio incurring financial loss beyond the amount of its investment on account of such liability would be limited to circumstances in which the Portfolio had inadequate insurance and was unable to meet its obligations out of its assets. Upon liquidation of a Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

DESCRIPTION OF INVESTMENTS

    In addition to common stocks and other securities referred to in "Investment Programs" herein, each Portfolio may make the following investments, among others, individually or in combination, although it may not necessarily buy all of the types of securities or use all of the investment techniques that are described. For additional information on the following investments and on other types of investments which the Portfolios may make, see the SAI.

    ILLIQUID, RESTRICTED AND RULE 144A SECURITIES. Each Portfolio may invest up to 15% of its net assets in illiquid securities, which are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the Securities Act of 1933, as amended, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless N&B Management, acting pursuant to guidelines established by the trustees of Managers Trust, determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid. Illiquid securities may be difficult for a Portfolio to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Portfolios may be subject to legal restrictions which could be costly to the Portfolios.

    FOREIGN SECURITIES. Foreign securities are those of issuers organized and doing business principally outside the United States, including non-U.S. governments, their agencies, and instrumentalities. Each Portfolio may invest up to 10% of the value of its total assets in foreign securities. The 10% limitation does not apply to foreign securities that are denominated in U.S. dollars, including ADRs. Foreign securities (including those denominated in U.S. dollars and ADRs) are affected by political and economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. In addition, foreign markets may be less liquid and more volatile than U.S. markets and may offer less protection to investors. Investments in foreign securities that are not denominated in U.S. dollars (including those made through ADRs) may be subject to special risks, such as governmental regulation of foreign exchange transactions and changes in rates of exchange with the U.S. dollar, irrespective of the performance of the underlying investment.

    COVERED CALL OPTIONS. Each Portfolio may try to reduce the risk of securities price changes (hedge) or generate income by writing (selling) covered call options against portfolio securities and may purchase call options in related closing transactions. When a Portfolio writes a covered call option against a security, the Portfolio is obligated to sell that security to the purchaser of the option at a fixed price at any time during a specified period if the purchaser decides to exercise the option. The maximum price the Portfolio may realize on the security during the option period is the fixed price; the Portfolio continues to bear the risk of a decline in the security's price, although this risk is reduced, at least in part, by the premium received for writing the option.

    The primary risks in using call options are (1) possible lack of a liquid secondary market for options and the resulting inability to close out options when desired; (2) the fact that use of options is a highly specialized activity that involves skills, techniques, and risks (including price volatility and a high degree of leverage) different from those associated with selection of a Portfolio's securities; (3) the fact that, although use of these instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, by offsetting favorable price movements in hedged investments; and (4) the possible inability of a Portfolio to sell a security at a time that would otherwise be favorable for it to do so, or the possible need for a Portfolio to sell a security at a disadvantageous time, due to its need to maintain "cover" in connection with its use of these instruments.

    REPURCHASE AGREEMENTS/SECURITIES LOANS. In a repurchase agreement, a Portfolio buys a security from a Federal Reserve member bank or a securities dealer and simultaneously agrees to sell it back at a higher price, at a specified date, usually less than a week later. The underlying securities must fall within the Portfolio's investment policies and limitations. Each Portfolio also may lend portfolio securities to banks, brokerage firms, or institutional investors to earn income. Costs, delays, or losses could result if the selling party to a repurchase agreement or the borrower of portfolio securities becomes bankrupt or otherwise defaults. N&B Management monitors the creditworthiness of sellers and borrowers.

    OTHER INVESTMENTS. Although each Portfolio invests primarily in common stocks, when market conditions warrant it may invest in preferred stocks, securities convertible into or exchangeable for common stocks, U.S. Government and Agency Securities, investment grade debt securities, or money market instruments, or may retain assets in cash or cash equivalents.

    U.S. Government Securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government Agency Securities are issued or guaranteed by U.S. Government agencies or by instrumentalities of the U.S. Government, such as the Government National Mortgage Association, Fannie Mae (formerly, Federal National Mortgage Association), Freddie Mac (formerly, Federal Home Loan Mortgage Corporation), Student Loan Marketing Association (commonly known as "Sallie Mae") and Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government

Agency mortgage-backed securities. The market prices of U.S. Government and Agency Securities are not guaranteed by the Government.

    Neuberger&Berman SOCIALLY RESPONSIVE Portfolio may invest up to 20% of its net assets in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stock and debt securities. Neuberger& Berman SOCIALLY RESPONSIVE Portfolio does not intend to purchase any convertible securities that are not investment grade.

    "Investment grade" debt securities are those receiving one of the four highest ratings from Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), or another nationally recognized statistical rating organization ("NRSRO") or, if unrated by any NRSRO, deemed comparable by N&B Management to such rated securities ("Comparable Unrated Securities"). Securities rated by Moody's in its fourth highest category (Baa) or Comparable Unrated Securities may be deemed to have speculative characteristics. The value of the fixed income securities in which a Portfolio may invest is likely to decline in times of rising market interest rates. Conversely, when rates fall, the value of a Portfolio's fixed income investments is likely to rise.

    Neuberger&Berman PARTNERS Portfolio may invest up to 15% of its net assets in debt securities rated below investment grade and Comparable Unrated Securities. Such securities may be considered predominantly speculative, although, as debt securities, they generally have priority over equity securities of the same issuer and are generally better secured. Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Neuberger&Berman PARTNERS Portfolio will invest in such securities only when N&B Management concludes that the anticipated return to the Portfolio on such an investment warrants exposure to the additional level of risk. A further description of Moody's and S&P's ratings is included in the Appendix to the SAI.

USE OF JOINT PROSPECTUS AND STATEMENT

OF ADDITIONAL INFORMATION

    Each Fund and its corresponding Portfolio acknowledges that it is solely responsible for all information or lack of information about that Fund and Portfolio in this Prospectus or in the SAI, and no other Fund or Portfolio is responsible therefor. The trustees of the Trusts and of Managers Trust have considered this factor in approving each Fund's use of a single combined Prospectus and combined SAI.

DIRECTORY

INVESTMENT MANAGER, ADMINISTRATOR,
AND DISTRIBUTOR
Neuberger&Berman Management Incorporated
605 Third Avenue 2nd Floor
New York, NY 10158-0180

SUB-ADVISER
Neuberger&Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

ADDRESS CORRESPONDENCE TO:
Neuberger&Berman Funds
Institutional Services
605 Third Avenue
2nd Floor
New York, NY 10158-0180
800-877-9700

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

FUNDS ELIGIBLE FOR EXCHANGE

EQUITY TRUSTS
Neuberger&Berman Focus Trust
Neuberger&Berman Guardian Trust

Neuberger&Berman Manhattan Trust

Neuberger&Berman Partners Trust

Neuberger&Berman Socially Responsive Trust

INCOME TRUST
Neuberger&Berman Limited Maturity Bond Trust

Neuberger&Berman, Neuberger&Berman Management Inc., and the above-named Funds are registered trademarks or service marks of Neuberger&Berman, LLC or Neuberger&Berman Management Inc.
(C) 1997 Neuberger&Berman Management Incorporated.

                           KIRKPATRICK & LOCKHART LLP
                         1800 Massachusetts Avenue, N.W.
                                  Second Floor
                           Washington, D.C. 20036-1800
                                 (202) 778-9000

                                  May 12, 1998

EDGAR FILING

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

      Re:   Neuberger & Berman Equity Trust:
            Neuberger & Berman Focus Trust
            Neuberger & Berman Genesis Trust
            Neuberger & Berman Guardian Trust
            Neuberger & Berman Manhattan Trust
            Neuberger & Berman Partners Trust
            1933 Act File No. 033-64368
            1940 Act File No. 811-07784
            ---------------------------

            Neuberger & Berman Equity Assets:
            Neuberger & Berman Socially Responsive Trust
            1933 Act File No. 033-82568
            1940 Act File No. 811-08106
            ---------------------------

Dear Sir or Madam:

      Transmitted herewith for filing pursuant to Rule 497(e) under the Securities Act of 1933, as amended, is a supplement dated May 12, 1998 to the current prospectus of the above-referenced series of Neuberger & Berman Equity Trust and Neuberger & Berman Equity Assets (each a "Fund"), dated December 15, 1997. This supplement contains disclosure regarding the closing of Neuberger & Berman Genesis Trust to new investors, the investment program of Neuberger & Berman Manhattan Portfolio and computer systems in the Year 2000. A supplement containing identical disclosure was previously filed on March 13, 1998. The purpose of this filing is to incorporate the previously filed supplement into the text of the Funds' prospectus and to make certain other clarifying changes.

      Please contact me at (202) 778-9042 if you have any questions about this filing.

                                   Sincerely,

                                   /s/ Arthur C. Delibert
                                   --------------------------
                                   Arthur C. Delibert


Enclosures